              FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT


          This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") dated as of this 15th day of January 1997, between BankAmerica Business Credit, Inc. ("Lender"), and Strouds, Inc. ("Borrower"), is made in reference to the following facts:

          A. The Borrower and the Lender previously entered into a Loan and Security Agreement dated as of January 13, 1997 (as it may be amended, supplemented or modified from time to time, the "Loan Agreement"). In addition, the Borrower previously executed certain related documents, instruments and agreements in connection with the Loan Agreement
(collectively, including the Loan Agreement, the "Loan Documents").

          B. The Borrower and the Lender desire to amend the Loan Agreement on the terms and subject to the conditions set forth in this Amendment.

          NOW THEREFORE, for valuable consideration, the parties do hereby agree as follows:

1. DEFINITIONS. Terms used herein, unless otherwise defined herein, shall have the meanings set forth in the Loan Agreement.

2. ADJUSTED NET INCOME (LOSS). Section 10.20 of the Loan Agreement is amended in full to read as follows:

         "10.20 ADJUSTED NET INCOME (LOSS). The Borrower will achieve, measured as of the end of each fiscal quarter on a Fiscal Year-to-date basis, Adjusted Net Income of not less than (or loss not greater than) the following amounts during the following periods:

                  PERIOD                      AMOUNT
               Fiscal Year 1997            $(2,750,000)

               First fiscal quarter
                 of Fiscal Year 1998       $(1,950,000)

               Second fiscal quarter
                 of Fiscal Year 1998       $(2,430,000)

               Third fiscal quarter
                 of Fiscal Year 1998       $(3,600,000)

               Fiscal Year 1998            $(3,000,000)

               First fiscal quarter
                 of Fiscal Year 1999       $(1,788,000)

               Second fiscal quarter
                 of Fiscal Year 1999       $(2,228,000)

               Third fiscal quarter
                 of Fiscal Year 1999       $(3,301,000)

               Fiscal Year 1999            $(2,750,000)

               First fiscal quarter
                 of Fiscal Year 2000       $(1,625,000)

               Second fiscal quarter
                 of Fiscal Year 2000       $(2,205,000)

               Third fiscal quarter
                 of Fiscal Year 2000       $(3,000,000)

               Fiscal Year 2000            $(2,500,000)

    The Lender reserves the right to set more restrictive covenants under this SECTION 10.20 for periods during Fiscal Year 1999 and Fiscal Year 2000 if the Borrower's projections for such periods forecast a positive Adjusted Net Income or an Adjusted Net Loss of less than $2,200,000 for Fiscal Year 1999 or less than $2,000,000 for Fiscal Year 2000. Such adjusted covenants shall be binding upon the Borrower unless manifestly unreasonable."


3. REAFFIRMATION. Except as modified by the terms herein, the Loan Agreement and all other Loan Documents remain in full force and effect. If there is any conflict between the terms and provisions of this Amendment and the terms and provisions of the Loan Agreement, the terms and provisions of this Amendment shall govern.

4. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

5. GOVERNING LAW. This Amendment shall be governed by and construed according to the laws of the State of California.

6. ATTORNEYS' FEES; COSTS. The Borrower shall pay, on demand, all attorneys' fees and costs incurred in connection with the negotiation, documentation and execution of this Amendment. If any legal action or proceeding shall commenced at any time by any party to this Amendment in connection with its interpretation or enforcement, the prevailing party in such action or proceeding shall be entitled to reimbursement of its reasonable attorneys' fees and costs in connection therewith, in addition to all other relief to which the prevailing party may be entitled.






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
                                     "Borrower"

                                     STROUDS, INC., a Delaware Corporation


                                     By: /s/ Douglas Felderman
                                     Title: Vice President, Finance



                                     "Lender"

                                     BANKAMERICA BUSINESS CREDIT, INC.

                                     By: /s/ Randy Bowman
                                     Title: Vice President




































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